EXHIBIT 10(f)

            CLEARWORKS TECHNOLOGIES, INC. LONG-TERM INCENTIVE PLAN
                 (Established Effective ______________, 1999)


            1. OBJECTIVES. The ClearWorks Technologies, Inc. Long-Term Incentive Plan (the "Plan") is designed to retain selected employees of ClearWorks Technologies, Inc. (the "Company") and its Subsidiaries and reward them for making significant contributions to the success of the Company and its Subsidiaries. These objectives are to be accomplished by making awards under the Plan and thereby providing Participants with a proprietary interest in the growth and performance of the Company and its Subsidiaries.

            2. DEFINITIONS. As used herein, the terms set forth below shall have the following respective meanings:

            "AWARD" means the grant of any form of stock option, stock appreciation right, restricted stock, deferred stock, stock award or cash award, whether granted singly, in combination or in tandem, to a Participant pursuant to any applicable terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

            "AWARD AGREEMENT" means a written agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to an Award. Stock options shall be evidenced by award agreements, the terms and provisions of which need not be the same with respect to each Optionee.

            "BOARD" means the Board of Directors of the Company.

            "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

            "COMMITTEE" means the Compensation Committee or such committee of the Board as is designated by the Board to administer the Plan. The Committee shall be constituted to permit the Plan to comply with Rule 16b-3.

            "COMMON STOCK" means the Common Stock, par value $.0001 per share, of the Company.

            "COMPANY"  means   ClearWorks   Technologies,   Inc.,  a  Delaware
Corporation.

            "DIRECTOR" means an individual serving as a member of the Board.

            "DISABILITY" means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.

            "DISINTERESTED PERSON" shall have the meaning set forth in Rule 16b-3(d)(3), as promulgated by the Commission under the Exchange Act, as amended from time to time.
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            "EFFECTIVE  DATE"  means  the date  specified  by the Board at the time the Plan is approved by the Board"

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

            "FAIR MARKET VALUE" means, as of a particular date, (a) if the shares of Common Stock are listed on a national securities exchange, the mean between the highest and lowest sales price per share of Common Stock on the consolidated transaction reporting system for the principal such national securities exchange on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (b) if the shares of Common Stock are not so listed but are quoted on the Nasdaq National Market, the mean between the highest and lowest sales price per share of Common Stock on the Nasdaq National Market on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by Nasdaq, or, if not reported by Nasdaq, by the National Quotation Bureau, Inc. or
(d) if none of the above is applicable, such amount as may be determined by the Board (or an Independent Third Party, should the Board elect in its sole discretion to instead utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock.

            "INDEPENDENT THIRD PARTY" means an individual or entity independent of the Company (and any transferor or transferee of Common Stock acquired upon the exercise of an option under the Plan, if applicable) with experience in providing investment banking appraisal or valuation services and with expertise generally in the valuation of securities or other property of the type at issue, that is chosen by the Board, in its sole discretion, to value securities or other property for purposes of this Plan. The Company's independent accountants shall be deemed to satisfy the criteria for an Independent Third Party if selected by the Board for that purpose. The Board may utilize one or more Independent Third Parties.

            "PARTICIPANT" means an employee of the Company or any of its Subsidiaries to whom an Award has been made under this Plan.

            "PLAN" means the ClearWorks Technologies, Inc. Long Term Incentive Plan, as set forth herein and as hereinafter amended from time to time.

            "RESTRICTED STOCK" means Common Stock that is restricted or subject to forfeiture provisions.

            "RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act, or any successor rule.
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            "SUBSIDIARY" means any corporation of which the Company directly or indirectly owns shares representing more than 50% of the voting power of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the shareholders of such corporation.

            "TERMINATION OF EMPLOYMENT" means the termination of the participant's employment with the Company or any Subsidiary. A Participant employed by a Subsidiary of the Company shall also be deemed to incur a Termination of Employment if the Subsidiary ceased to be a Subsidiary and the participant does not immediately thereafter become an employee of the Company or another Subsidiary.

            3. ELIGIBILITY. All employees of the Company and its Subsidiaries (but excluding members of the Committee) who are responsible for or contribute to the management, growth and profitability of the business of the Company are eligible for Awards under this Plan. The Committee shall select the Participants in the Plan from time to time by the grant of Awards under the Plan.

            The granting of Awards under this Plan shall be entirely discretionary and nothing in this Plan shall be deemed to give any employee of the Company or its Subsidiaries any right to participate in this Plan or to be granted an Award.

            4. COMMON STOCK AVAILABLE FOR AWARDS. There shall be available for Awards granted wholly or partly in Common Stock (including rights or options which may be exercised for or settled in Common Stock) during the term of this Plan an aggregate of 10,000,000 shares of Common Stock. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file required documents with governmental authorities and stock exchanges and transaction reporting systems to make shares of Common Stock available for issuance pursuant to Awards. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

            Common Stock related to Awards that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the shares covered by an Award are not issued to a Participant, or are exchanged for Awards that do not involve Common Stock, shall immediately become available for Awards hereunder; provided, the person holding such Award receives no benefits of ownership (within the meaning of Rule 16b-3) while holding such Award. The Committee may from time to time adopt and observe such procedures concerning the counting of shares against the Plan maximum as it may deem appropriate under Rule 16b-3.

            In the event of any merger, reorganization, consolidation, recapitalization, spin-off, stock dividend, stock split, extraordinary distribution with respect to the Common Stock or other similar change in corporate structure affecting the Common Stock, such substitution or adjustments shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Stock Options and Stock Appreciation Rights, and in the number of shares subject to other outstanding Awards granted under the Plan as may be determined to be appropriate by the Board, in its sole discretion;

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provided, however, that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any stock option.

            5. ADMINISTRATION. This Plan shall be administered by the Compensation Committee of the Board or such other committee of the Board, composed of not less than three (3) disinterested persons, each of whom shall be appointed by and serve at the pleasure of the Board. If at any time no Committee shall be in office, the functions of the Committee specified in the Plan shall be exercised by the Board. The Committee shall have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. The Committee may, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify an Award in any manner that is either (a) not adverse to the Participant holding such Award or (b) consented to by such Participant, including (in either case), with respect to Awards of incentive stock options (an "ISO"), an amendment or modification that may result in an ISO's losing its status as an ISO. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. No member of the Committee or officer of the Company to whom it has delegated authority in accordance with the provisions of Paragraph 6 of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

            Among other things, the Committee shall have the authority, subject to the terms of the Plan:

            (a) to select the employees to whom Awards may from time to time be granted;

            (b) to determine whether and to what extent Stock Options, Stock Appreciation Rights, Restricted Stock and Deferred Stock or any combination thereof are to be granted hereunder;

            (c) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

            (d) to determine the terms and conditions of any Award granted hereunder (including, but not limited to, the share price, any vesting restriction or limitation and any vesting acceleration of forfeiture waiver regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine);

            (e) to adjust the terms and conditions, at any time or from time to time, of any Awards, including with respect to performance goals and measurements applicable to performance-based awards pursuant to the terms of the Plan;

            (f) to determine under what circumstances an Award may be settled in cash or Common Stock;

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            (g) to determine to what extent and under what circumstances Common
Stock and other amounts payable with respect to an award shall be deferred.

            6. DELEGATION OF AUTHORITY. The Committee may delegate to the President and to other senior officers of the Company its duties under this Plan pursuant to such conditions or limitations as the Committee may establish, except that the Committee may not delegate to any person the authority to grant Awards to, or take other action with respect to, Participants who are subject to
Section 16 of the Exchange Act.

            7. AWARDS. The Committee shall determine the type or types of Awards to be made to each Participant under this Plan. Each Award made hereunder shall be embodied in an Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee in its sole discretion and shall be signed by the Participant and by the President of the Company for and on behalf of the Company. An Award Agreement may include provisions for the repurchase by the Company of Common Stock acquired pursuant to the Plan and the repurchase of a Participant's option rights under the Plan. Awards may consist of those listed in this Paragraph 7 and may be granted singly, in combination or in tandem. Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to grants or rights (a) under this Plan or any other employee plan of the Company or any of its Subsidiaries, including the plan of any acquired entity, or (b) made to any Company or Subsidiary employee by the Company or any Subsidiary. An Award may provide for the granting or issuance of additional, replacement or alternative Awards upon the occurrence of specified events, including the exercise of the original Award. Notwithstanding anything herein to the contrary, no Participant may be granted Awards to acquire, in the aggregate, more than 40% of the shares of Common Stock originally authorized for Awards under this Plan, subject to adjustment as provided in Paragraph 14. In the event of an increase in the number of shares authorized under the Plan, the 40% limitation will apply to the increased number of shares authorized.

            (i) STOCK OPTION. An Award may consist of a right to purchase a specified number of shares of Common Stock at a price specified by the Committee in the Award Agreement or otherwise. A stock option may be in the form of an ISO which, in addition to being subject to applicable terms, conditions and limitations established by the Committee, complies with Section 422 of the Code. Pursuant to the ISO requirements of Code Section 422, notwithstanding anything herein to the contrary, (a) no ISO can be granted under the Plan more than ten years following the Effective Date of the Plan, (b) no Participant may be granted an ISO to the extent that, upon the grant of the ISO, the aggregate Fair Market Value (determined as of the date the Award is granted) of the Common Stock with respect to which ISOs (including Awards hereunder) are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any parent and subsidiary corporations) would exceed $100,000, and (c) the exercise price of the ISO may not be less than 100% of the Fair Market Value of the Common Stock at the time of grant (or not less than 110% of such Fair Market Value if the ISO is awarded to any person who, at the time of grant, owns stock representing more than 10% of the combined voting power of all classes of stock of the Company or any parent or Subsidiary).

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            (ii) STOCK APPRECIATION RIGHT. An Award may consist of a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a specified number of shares of Common Stock on the date the stock appreciation right ("SAR") is exercised over a specified strike price as set forth in the applicable Award Agreement.


            (iii) STOCK AWARD. An Award may consist of Common Stock or may be denominated in units of Common Stock. All or part of any stock Award may be subject to conditions established by the Committee and set forth in the Award Agreement, which conditions may include, but are not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, increases in specified indices, attaining specified growth rates and other comparable measurements of performance. Such Awards may be based on Fair Market Value or other specified valuations. The certificates evidencing shares of Common Stock issued in connection with a stock Award shall contain appropriate legends and restrictions describing the terms and conditions of the restrictions applicable thereto.

            (iv) CASH AWARD. An Award may be denominated in cash with the amount of the eventual payment subject to future service and such other restrictions and conditions as may be established by the Committee and set forth in the Award Agreement, including, but not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, increases in specified indices, attaining specified growth rates and other comparable measurements of performance.

            8.    PAYMENT OF AWARDS.

            (a) GENERAL. Payment of Awards may be made in the form of cash or Common Stock or combinations thereof and may include such restrictions as the Committee shall determine including, in the case of Common Stock, restrictions on transfer and forfeiture provisions.

            (b) DEFERRAL. The Committee may, in its discretion, (i) permit selected Participants to elect to defer payments of some or all types of Awards in accordance with procedures established by the Committee or (ii) provide for the deferral of an Award in an Award Agreement or otherwise. Any such deferral may be in the form of installment payments or a future lump sum payment. Any deferred payment, whether elected by the Participant or specified by the Award Agreement or by the Committee, may be forfeited if and to the extent that the Award Agreement so provides.

            (c) DIVIDENDS AND INTEREST. Dividends or dividend equivalent rights may be extended to and made part of any Award denominated in Common Stock or units of Common Stock, subject to such terms, conditions and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payment denominated in Common Stock or units of Common Stock.

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            (d) SUBSTITUTION OF AWARDS. At the discretion of the Committee, a
Participant may be offered an election to substitute an Award for another Award or Awards of the same or different type.

            9. CHANGE IN CONTROL. If so provided in the Award Agreement, an Award shall become fully exercisable and restrictions on Restricted Stock shall lapse upon a Change in Control (as hereinafter defined) of the Company. For purposes of this Plan, a "Change in Control" shall mean the happening of any of the following events:

            (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of either (1) the then outstanding shares of Common Stock of the Company or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from Company; (2) any acquisition by the Company; (3) any acquisition by a Person including the participant or with whom or with which the participant is affiliated; (4) any acquisition by a Person or Persons one or more of which is a member of the Board or an officer of the Company or an affiliate of any of the foregoing on the Effective Date; (5) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (6) any acquisition by any corporation pursuant to a transaction described in clauses (A), (B) and (C) of paragraph
(iii) herein; or

            (ii) During any period of twenty-four (24) consecutive months, individuals who, as of the beginning of such period, constituted the entire Board cease for any reason to constitute at least a majority of the Board, unless the election, or nomination for election, by the Company's stockholders, of each new director was approved by a vote of at least two-thirds (2/3) of the Continuing Directors, as hereinafter defined, in office on the date of such election or nomination for election for the new director. For purposes hereof, "Continuing Director" shall mean (a) any member of the Board at the close of business on the Effective Date; or (b) any member of the Board who succeeded any Continuing Director describe in clause (1) above if such successor's election, or nomination for election, by the Company's stockholders, was approved by a vote of at least two-thirds (2/3) of the Continuing Directors then still in office. The term "Continuing Director" shall not, however, include any individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A of the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

            (iii) Approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (A) more than 60% of the then outstanding securities having the right to vote in the election of directors of the corporation resulting from such reorganization, merger or consolidation is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were beneficial owners of the outstanding securities having the right to vote in the election of directors of the Company immediately prior to such reorganization, merger or consolidation,

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(B) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 30% or more of the then outstanding securities having the right to vote in the election of directors of the Company) beneficially owns, directly or indirectly, 30% or more of the then outstanding securities having the right to vote in the election of the corporation resulting from such reorganization, merger or consolidation, and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger are Continuing Directors at the time of the execution of the initial agreement providing for such reorganization or consolidation; or

            (iv) Approval by the stockholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (1) more than 60% of the then outstanding securities having the right to vote in the election of directors of such corporation is then beneficially owned, directly or indirectly by all or substantially all of the individuals and entities who were the beneficial owners of the outstanding securities having the right to vote in the election of directors of the Company immediately prior to such sale or other disposition of such outstanding securities, (2) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 30% or more of the outstanding securities having the right to vote in the election of directors of the Company) beneficially owns, directly or indirectly, 30% or more of the then outstanding securities having the right to vote in the election of directors of such corporation and (3) at least a majority of the members of the board of directors of such a corporation are Continuing Directors at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

            10. STOCK OPTION EXERCISE. The price at which shares of Common Stock may be purchased under a stock option shall be paid in full at the time of exercise in cash or, if permitted by the Committee, by means of tendering Common Stock or surrendering all or part of that or any other Award, including Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for tendering Common Stock or Awards to exercise a stock option as it deems appropriate. If permitted by the Committee, payment may be made by successive exercises by the Participant. The Committee may provide for procedures to permit the exercise or purchase of Awards by (a) loans from the Company or (b) use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award. Unless otherwise provided in the applicable Award Agreement, in the event shares of Restricted Stock are tendered as consideration for the exercise of a stock option, a number of the shares issued upon the exercise of the stock option, equal to the number of shares of Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock so submitted as well as any additional restrictions that may be imposed by the Committee.

            11. TAX WITHHOLDING. The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery of cash or shares of

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Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

            12. AMENDMENT, MODIFICATION, SUSPENSION OR TERMINATION. The Board may amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law except that (a) no amendment or alteration that would impair the rights of any Participant under any Award previously granted to such Participant shall be made without such Participant's consent and (b) no amendment or alteration shall be effective prior to approval by the Company's shareholders to the extent such approval is then required pursuant to Rule 16b-3 in order to preserve the applicability of any exemption provided by such rule to any Award then outstanding (unless the holder of such Award consents) or to the extent shareholder approval is otherwise required by applicable legal requirements. Notwithstanding the foregoing, no amendment or modification shall be made, without the approval of the shareholders of the Company, which would:

            (i) Increase the total number of shares reserved for the purposes of the Plan under Paragraph 4, except as provided in Paragraph 15; or

            (ii) Materially modify the requirements as to eligibility for participation in the Plan.

            13. TERMINATION OF EMPLOYMENT. Upon the termination of employment by a Participant, any unexercised, deferred or unpaid Awards shall be treated as provided in the specific Award Agreement evidencing the Award.

            14. ASSIGNABILITY. Unless otherwise determined by the Committee and provided in the Award Agreement, no Award or any other benefit under this Plan constituting a derivative security within the meaning of Rule 16a-1(c) under the Exchange Act shall be assignable or otherwise transferable during the Participant's lifetime and, after the death of the Participant, except to his executor or the personal representative of the participant's estate; provided, however, that the Committee may allow for assignments (i) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder (a "QDRO") and
(ii) if the Award Agreement, as approved by the Committee, expressly so provides, to a Permitted Assignee, provided that no consideration is received in connection with any such assignment. No ISO Award under this Plan shall be assignable or otherwise transferable, except by will or the laws of descent and distribution or pursuant to a QDRO. An Award that has been transferred pursuant to the preceding two sentences may not be further transferred unless the transfer is made in accordance with the preceding sentence or the transfer is made to the Participant. "Permitted Assignee" means a

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Family Partnership or a Family Trust. A "Family Partnership" shall mean any partnership, general or limited, in which at the time of transfer the Participant is a partner and each of the remaining members of the partnership are either (x) members of the Participant's immediate family, (y) a Family Trust, or (z) a charitable organization that is described under Section 170(c) of the Code (a "Charity"); provided, however, that Charities may not have more than an aggregate of a five percent capital or profits interest in the partnership. A "Family Trust" shall mean any trust in which, at the time of transfer, the beneficiaries under the trust are limited to one or more of (a) the Participant, (b) a member or members of the Participant's immediate family, and (c) one or more Charities, provided that all such Charities have no more than an aggregate of a five percent actuarial interest in the trust. The Committee may prescribe and include in applicable Award Agreements other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this Paragraph 14 shall be null and void.

            15.   ADJUSTMENTS.

            (a) The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

            (b) In the event of any subdivision or consolidation of outstanding shares of Common Stock or declaration of a dividend payable in shares of Common Stock or capital reorganization or reclassification or other transaction involving an increase or reduction in the number of outstanding shares of Common Stock, the Committee may adjust proportionally (i) the number of shares of Common Stock reserved under this Plan and covered by outstanding Awards denominated in Common Stock or units of Common Stock; (ii) the exercise or other price in respect of such Awards; and (iii) the appropriate Fair Market Value and other price determinations for such Awards. In the event of any consolidation or merger of the Company with another corporation or entity or the adoption by the Company of a plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Committee shall make such adjustments or other provisions as it may deem equitable, including adjustments to avoid fractional shares, to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee shall be authorized, in its discretion, (i) to issue or assume stock options, regardless of whether in a transaction to which Section 424(a) of the Code applies, by means of substitution of new options for previously issued options or an assumption of previously issued options, (ii) to make provision, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, Awards and the termination of options that remain unexercised at the time of such transaction or (iii) to provide for the acceleration of the vesting and exercisability of the options and the cancellation thereof in

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exchange for such payment as shall be mutually agreeable to the Participant and the Committee.

            16. RESTRICTIONS. No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. It is the intent of the Company that this Plan comply with Rule 16b-3 with respect to persons subject to Section 16 of the Exchange Act unless otherwise provided herein or in an Award Agreement, that any ambiguities or inconsistencies in the construction of this Plan be interpreted to give effect to such intention and that, if any provision of this Plan is found not to be in compliance with Rule 16b-3, such provision shall be null and void to the extent required to permit this Plan to comply with Rule 16b-3. Certificates evidencing shares of Common Stock delivered under this Plan may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed and any applicable federal and state securities law. The Committee may cause a legend or legends to be placed upon any such certificates to make appropriate reference to such restrictions.

            17. PARACHUTE PAYMENT LIMITATION. Notwithstanding any provision of this Plan to the contrary, the Committee may provide in the Award Agreement for a limitation on the acceleration of vesting and exercisability of unmatured Awards to the extent necessary to avoid or mitigate the impact on the Participant of the golden parachute excise tax under Section 4999 of the Code. In the event the Award Agreement does not contain any contrary provision regarding the method of avoiding or mitigating the impact of the golden parachute excise tax under Section 4999 of the Code on the Participant, then, the aggregate present value of all parachute payments payable to or for the benefit of the Participant, whether payable pursuant to the Award or otherwise, shall be limited to three times the Participant's base amount less one dollar and, to the extent necessary, the exercise of this Award shall be limited by the Administrator, in its discretion, in order that this limitation not be exceeded. For purposes of this Paragraph 17, the terms "parachute payment," "base amount" and "present value" shall have the meanings assigned thereto under Section 280G of the Code. It is the intention of this Paragraph 17 to avoid excise taxes on the Participant under Section 4999 of the Code or the disallowance of a deduction to the Company pursuant to Section 280G of the Code.

            18. UNFUNDED PLAN. Insofar as it provides for Awards of cash, Common Stock or rights thereto, this Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to a grant of cash, Common Stock or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement with such Participant, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any

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
property of the Company. None of the Company, the Board or the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

            19. GOVERNING LAW. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Texas.

            20. EFFECTIVE DATE OF PLAN. This Plan shall be effective as of the date (the "Effective Date") it is approved by the Board of Directors of the Company. Notwithstanding the foregoing, the adoption of this Plan is expressly conditioned upon the approval by written consent of the holders of a majority of shares of outstanding shares of Common Stock within one year of the Effective Date. If the shareholders of the Company should fail so to approve this Plan prior to such date, this Plan shall terminate and cease to be of any further force or effect and all grants of Awards hereunder shall be null and void.

            21. NO EMPLOYMENT GUARANTEED. No provision of this Plan or any Award Agreement hereunder shall confer any right upon any employee to continued employment with the Company or any Subsidiary.

            22. RIGHTS AS SHAREHOLDER. Unless otherwise provided under the terms of an Award Agreement, a Participant shall have no rights as a holder of Common Stock with respect to Awards granted hereunder, unless and until certificates for Common Stock are issued to such Participant.


                                    Attested to by the Secretary of ClearWorks
                                    Technologies, Inc. as adopted by the Board of Directors and Shareholders of ClearWorks Technologies, Inc. effective as of the _____day of _______________, 1999 (the
                                    "Effective Date").


                                    __________________________________________
                                    Celia Figueroa
                                    Corporate Secretary

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